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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report -- November 30, 2005
                     --------------------------------------
                        (Date of Earliest Event Reported)


                                POPULAR ABS, INC.
             -------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


        Delaware              333-115371-11             52-2029487
  ----------------------    -------------------    ---------------------
(State of Incorporation)  (Commission File No.)  (IRS Employer I.D. No.)

    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

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Item 8.01 Other Events.

    In connection with the issuance of its Mortgage Pass-Through Certificates, Series 2005-D, on November 30, 2005, Popular ABS, Inc., a Delaware corporation ("ABS") entered into a Pooling and Servicing Agreement dated as of November 1, 2005 (the "Pooling and Servicing Agreement"), by and among ABS, as depositor, Equity One, Inc., a Delaware corporation, as servicer, Equity One, Incorporated, a Pennsylvania corporation, as seller, Popular Financial Services, LLC, a Delaware limited liability company, as seller, Popular Financial Funding, LLC, a Delaware limited liability company, as seller, Equity One, Inc., a Minnesota corporation, as seller, Equity One Consumer Loan Company, Inc., a New Hampshire corporation, as seller, and JPMorgan Chase Bank, N.A., as trustee. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

          99.1 Pooling and Servicing Agreement dated as of November 1, 2005.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POPULAR ABS, INC.



                                          By:  /s/ James H. Jenkins
                                               --------------------------------
                                               James H. Jenkins
                                               Executive Vice President and CFO



Dated: November 30, 2005

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Exhibit Index

Exhibit    Document
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99.1       Pooling and Servicing Agreement dated as of November 1, 2005.